CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

DERIVED INFORMATION   [8/2/04]

[$350,000,00]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

Statistical Collateral Summary – Aggregate Silent Second Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/04 cutoff date.  Approximately 44.8% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,564
Total Outstanding Loan Balance	$266,027,602*	Min	Max
Average Loan Current Balance	$170,094	$29,973	$1,120,899
Weighted Average Original LTV	80.0%**
Weighted Average Coupon	6.67%	4.25%	12.85%
Arm Weighted Average Coupon	6.65%
Fixed Weighted Average Coupon	6.91%
Weighted Average Margin	5.97%	1.86%	9.42%
Weighted Average FICO (Non-Zero)	657
Weighted Average Age (Months)	1
% First Liens	100.0%
% Second Liens	0.0%
% Arms	94.7%
% Fixed	05.3%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 5.00	43	9,257,667	3.5	4.84	79.8	681
5.01 - 5.50	73	15,470,037	5.8	5.35	79.0	673
5.51 - 6.00	196	37,343,996	14.0	5.81	79.4	668
6.01 - 6.50	347	65,002,661	24.4	6.31	79.8	661
6.51 - 7.00	349	59,177,424	22.2	6.79	79.8	656
7.01 - 7.50	217	35,071,652	13.2	7.27	80.2	657
7.51 - 8.00	179	25,454,426	9.6	7.76	80.6	644
8.01 - 8.50	91	11,300,436	4.2	8.27	81.8	632
8.51 - 9.00	47	6,014,424	2.3	8.79	82.5	618
9.01 - 9.50	14	1,173,030	0.4	9.28	82.2	591
9.51 - 10.00	5	556,249	0.2	9.67	80.1	581
10.01 - 10.50	2	170,609	0.1	10.34	85.7	573
12.51 - 13.00	1	34,992	0.0	12.85	70.0	607
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	379,529	0.1	5.83	80.0	0
501 - 525	4	408,535	0.2	8.69	83.7	516
526 - 550	17	1,785,153	0.7	8.37	83.0	543
551 - 575	34	3,703,186	1.4	8.12	86.1	562
576 - 600	112	15,568,216	5.9	7.02	81.0	591
601 - 625	297	42,301,256	15.9	6.76	80.1	613
626 - 650	368	61,386,076	23.1	6.74	79.9	639
651 - 675	308	55,664,408	20.9	6.61	79.6	662
676 - 700	211	39,788,202	15.0	6.62	80.0	687
701 - 725	106	23,476,426	8.8	6.36	79.5	711
726 - 750	58	11,651,603	4.4	6.27	80.4	736
751 - 775	39	7,971,531	3.0	6.05	78.5	759
776 - 800	7	1,731,882	0.7	6.31	77.4	785
801 - 825	1	211,600	0.1	6.10	80.0	810
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
29,973 - 50,000	33	1,435,781	0.5	7.94	78.3	611
50,001 - 100,000	339	26,617,158	10.0	7.14	80.4	635
100,001 - 150,000	501	62,090,342	23.3	6.83	80.4	652
150,001 - 200,000	280	48,610,328	18.3	6.59	80.4	651
200,001 - 250,000	147	32,627,303	12.3	6.55	80.1	658
250,001 - 300,000	99	27,575,342	10.4	6.64	80.3	661
300,001 - 350,000	61	19,791,592	7.4	6.52	79.6	673
350,001 - 400,000	34	12,692,862	4.8	6.41	80.0	671
400,001 - 450,000	33	14,011,843	5.3	6.56	79.9	672
450,001 - 500,000	18	8,620,485	3.2	6.15	79.6	686
500,001 - 550,000	5	2,651,600	1.0	6.40	80.0	670
550,001 - 600,000	7	4,080,126	1.5	6.58	74.6	663
600,001 – 1,120,899	7	5,222,839	2.0	6.19	74.5	692
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
17.750 - 50.000	2	139,664	0.1	7.12	41.7	631
50.001 - 55.000	1	332,968	0.1	5.50	54.2	763
55.001 - 60.000	2	682,344	0.3	6.92	59.6	677
60.001 - 65.000	1	154,837	0.1	5.70	61.8	662
65.001 - 70.000	8	1,849,177	0.7	6.17	69.3	625
70.001 - 75.000	26	7,592,789	2.9	6.43	74.5	687
75.001 - 80.000	1,407	239,773,779	90.1	6.62	80.0	659
80.001 - 85.000	75	9,847,782	3.7	7.41	84.2	626
85.001 - 90.000	42	5,654,264	2.1	7.96	89.7	598
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	881	141,872,566	53.3	6.46	80.0	645
Reduced	363	64,759,225	24.3	6.77	80.2	670
No Income/ No Asset	1	87,704	0.0	5.40	80.0	711
Stated Income / Stated Assets	319	59,308,107	22.3	7.05	79.6	673
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,543	263,889,337	99.2	6.66	80.0	657
Second Home	1	102,048	0.0	6.80	80.0	727
Investor	20	2,036,217	0.8	7.25	82.7	671
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	265	73,005,243	27.4	6.41	79.6	671
Florida	208	30,839,954	11.6	6.83	79.7	658
Washington	97	17,830,247	6.7	6.51	79.3	656
Arizona	110	16,056,341	6.0	6.65	79.5	654
Nevada	55	11,852,627	4.5	6.84	80.0	670
Oregon	71	11,419,937	4.3	6.42	80.3	656
Texas	77	8,906,692	3.3	7.39	82.1	627
Michigan	59	8,164,388	3.1	7.49	80.7	635
Minnesota	53	8,034,019	3.0	6.46	80.3	652
Illinois	52	7,773,503	2.9	6.88	80.2	657
Georgia	37	7,293,332	2.7	6.56	79.6	661
Massachusetts	26	7,237,643	2.7	6.68	80.0	670
Colorado	39	6,286,506	2.4	6.29	80.4	647
Ohio	55	5,842,342	2.2	7.08	81.0	631
Virginia	27	5,103,181	1.9	6.87	80.6	658
Other	333	40,381,646	15.2	6.78	80.4	646
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,299	216,688,409	81.5	6.71	80.1	660
Refinance - Rate Term	45	7,641,972	2.9	6.43	79.6	647
Refinance - Cashout	220	41,697,221	15.7	6.48	79.6	647
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,114	192,251,433	72.3	6.73	80.2	655
Arm 3/27	328	51,780,704	19.5	6.37	79.6	660
Arm 5/25	38	7,895,509	3.0	6.60	80.0	677
Arm 6 Month	1	70,826	0.0	4.90	78.9	597
Fixed Rate	83	14,029,130	5.3	6.91	78.8	671
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,208	199,749,805	75.1	6.65	80.0	657
PUD	191	36,378,328	13.7	6.66	79.8	656
Condo	100	14,976,048	5.6	6.77	80.2	657
2 Family	42	8,727,448	3.3	6.79	79.7	658
3-4 Family	23	6,195,974	2.3	6.83	80.0	674
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
1.86 - 4.00	11	2,771,973	1.1	5.38	79.1	676
4.01 - 4.50	43	9,775,879	3.9	5.26	79.0	667
4.51 - 5.00	106	20,974,794	8.3	5.74	79.9	666
5.01 - 5.50	345	60,574,404	24.0	6.37	79.8	658
5.51 - 6.00	295	49,746,522	19.7	6.47	79.9	661
6.01 - 6.50	249	39,688,193	15.7	6.80	80.0	659
6.51 - 7.00	225	40,343,169	16.0	7.19	79.9	656
7.01 - 7.50	113	17,514,948	7.0	7.64	80.5	645
7.51 - 8.00	54	6,340,682	2.5	8.14	82.4	615
8.01 - 8.50	25	2,838,833	1.1	8.62	85.0	587
8.51 - 9.00	11	1,035,037	0.4	9.21	85.6	597
9.01 - 9.50	4	394,039	0.2	9.64	81.9	597
Total:	1,481	251,998,472	100.0	6.65	80.1	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	1	70,826	0.0	4.90	78.9	597
10 - 12	2	344,876	0.1	7.92	80.0	569
13 - 15	1	172,462	0.1	6.75	80.0	612
16 - 18	7	1,329,117	0.5	6.88	83.8	628
19 - 21	57	9,577,748	3.8	6.70	81.2	661
22 - 24	1,046	180,619,230	71.7	6.73	80.1	655
25 - 27	1	208,000	0.1	7.15	80.0	652
31 - 33	16	2,715,029	1.1	6.03	79.6	639
34 - 36	312	49,065,675	19.5	6.39	79.6	661
37 - 60	38	7,895,509	3.1	6.60	80.0	677
Total:	1,481	251,998,472	100.0	6.65	80.1	657

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.01 - 9.50	1	96,545	0.0	4.50	80.0	725
9.51 - 11.50	80	16,396,224	6.5	5.40	80.0	672
11.51 - 12.00	135	23,107,596	9.2	5.67	79.8	664
12.01 - 12.50	223	40,818,546	16.2	6.17	79.8	660
12.51 - 13.00	233	46,542,565	18.5	6.41	79.4	662
13.01 - 13.50	196	36,560,390	14.5	6.63	80.0	663
13.51 - 14.00	209	33,012,009	13.1	6.96	80.2	656
14.01 - 14.50	148	21,656,624	8.6	7.34	80.2	648
14.51 - 15.00	129	18,104,027	7.2	7.79	80.8	640
15.01 - 15.50	74	9,186,041	3.6	8.29	81.9	628
15.51 - 16.00	38	5,126,566	2.0	8.80	82.1	625
16.01 - 16.50	10	830,074	0.3	9.57	82.9	583
16.51 - 17.00	4	526,276	0.2	9.65	83.6	582
18.01 – 18.85	1	34,992	0.0	12.85	70.0	607
Total:	1,481	251,998,472	100.0	6.65	80.1	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 4.50	5	651,465	0.3	4.47	80.0	687
4.51 - 5.50	111	23,809,896	9.4	5.18	79.7	675
5.51 - 6.00	190	35,996,071	14.3	5.81	79.4	666
6.01 - 6.50	331	60,717,548	24.1	6.30	79.9	660
6.51 - 7.00	330	55,934,432	22.2	6.79	79.9	655
7.01 - 7.50	205	33,149,392	13.2	7.27	80.1	656
7.51 - 8.00	164	23,854,196	9.5	7.76	80.6	644
8.01 - 8.50	84	10,655,830	4.2	8.28	81.8	630
8.51 - 9.00	43	5,597,590	2.2	8.79	82.3	621
9.01 - 9.50	11	900,176	0.4	9.33	82.6	587
9.51 - 10.00	4	526,276	0.2	9.65	83.6	582
10.01 - 10.50	2	170,609	0.1	10.34	85.7	573
12.51 – 12.85	1	34,992	0.0	12.85	70.0	607
Total:	1,481	251,998,472	100.0	6.65	80.1	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	70,826	0.0	4.90	78.9	597
2.00	98	26,903,700	10.7	5.99	79.1	662
2.50	1	103,272	0.0	6.20	80.0	690
3.00	1,376	224,140,939	88.9	6.73	80.2	656
5.00	5	779,735	0.3	7.15	80.0	617
Total:	1,481	251,998,472	100.0	6.65	80.1	657

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,168	196,907,772	78.1	6.66	80.1	657
1.50	313	55,090,700	21.9	6.63	79.8	656
Total:	1,481	251,998,472	100.0	6.65	80.1	657

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,002	146,776,529	55.2	6.78	80.2	651
24	351	73,047,437	27.5	6.46	79.8	663
36	36	7,624,591	2.9	6.69	80.0	665
60	175	38,579,045	14.5	6.63	79.4	667
Total:	1,564	266,027,602	100.0	6.67	80.0	657

          *     Note, for second liens, CLTV is employed in this calculation.